EXHIBIT 99.1

Global Telecom & Technology Reports Third Quarter and Year-to-Date 2011 Results

Revenue Increases 20% to $24.0 Million

EBITDA Increases 49% to $2.6 Million, Exceeds $10 Million Annualized Run-Rate

McLean, VA., November 9, 2011 - Global Telecom & Technology, Inc. (“GTT”), (OTCBB: GTLT), a global telecommunications carrier and leading network integrator serving the data communications needs of large enterprise, government and carrier clients, announced today financial results for the three months and nine months ended September 30, 2011.  Financial highlights and historical comparisons include (in millions, except per share data):

* See “Annex A:  Non-GAAP Financial Information—Adjusted EBITDA” for more information regarding the computation of Adjusted EBITDA.
** Net income 2011 YTD includes restructuring costs, employee termination and other items totaling $1.0 million related to the acquisition of
      PacketExchange in the second quarter of 2011.

“GTT continued to post very strong top and bottom line growth during the third quarter,” said Richard D. Calder Jr., President and Chief Executive Officer.  “Revenue grew 20 percent year-over-year and Adjusted EBITDA grew 49 percent.  We had a great quarter marked by strong execution in new sales and installations, posting the highest sales quarter in our history.

“With the rapid integration of the PacketExchange acquisition that we closed in the second quarter, we have really begun to leverage the strength of our expanded network assets to deliver not only revenue and EBITDA growth, but also exciting new services designed to help large enterprises and wholesale clients access cloud-based services in a reliable, resilient and secure manner.  GTT’s ‘Network as a Service’ allows our customers to utilize our own network capabilities combined with our 800 supplier partners to create custom ‘best of breed’ end-to-end network solutions.”

 “After a strong third quarter, GTT has reached an important milestone,” stated Eric Swank, Chief Financial Officer.  “Our third quarter exit trajectory exceeded $100 million dollars of annualized revenue and $10 million dollars of annualized EBITDA for the first time.  This progress, fueled by record new service installations in the third quarter and by new products and services, should translate into solid sequential growth in the fourth quarter as well.  As our platform reaches critical scale, we believe we are well positioned for continued growth and profitability.”

Conference Call Information

GTT will hold a conference call on Thursday, November 10, 2011 at 10:00 a.m. Eastern Time to discuss its results for the three months and nine months ended September 30, 2011.  To participate in the live conference call, interested parties may dial +1.800.967.7185 or +1.719.457.2734 and enter passcode 7654511.  A simultaneous live webcast of the call will be available over the Internet at www.gt-t.net, under the Investor Relations section of the site.  A replay of the call will be available for one month.  Interested parties can access the call replay by dialing 1.888.203.1112 or +1.719.457.0820 and using the passcode 7654511.  In addition, a replay of the webcast will be available on GTT’s website at www.gt-t.net.

About GTT

GTT is a global telecommunications carrier and leading network integrator serving the data communications needs of large enterprise, government and carrier clients in over 80 countries.  We combine our own network assets with the networks of over 800 suppliers worldwide to deliver cost-effective, scalable solutions supporting each client’s unique requirements.  Through our proprietary Client Management Database (CMD), GTT provides streamlined service design and quotation, rapid service implementation, and global 24x7 monitoring and support.  GTT is headquartered in the Washington, DC metro region with offices in London, Dusseldorf, and Denver.  For more information visit the GTT website at www.gt-t.net.

Forward-Looking Statements

This release includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect the current views of Global Telecom & Technology, Inc., with respect to current events and financial performance. You can identify these statements by forward-looking words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” or similar words. These forward-looking statements may also use different phrases. From time to time, Global Telecom & Technology, Inc., which we refer to as “we”, “us” or “our” and in some cases, “GTT” or the “Company”, also provides forward-looking statements in other materials GTT releases to the public or files with the United States Securities & Exchange Commission (“SEC”), as well as oral forward-looking statements. You should consult any further disclosures on related subjects in our quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC.  Such forward-looking statements are and will be subject to many risks, uncertainties and factors relating to our operations and the business environment that may cause our actual results to be materially different from any future results, express or implied, by such forward-looking statements.  Factors that could cause GTT’s actual results to differ materially from these forward-looking statements include, but are not limited to, the following:  our ability to obtain capital; our ability to develop and market new products and services that meet customer demands and generate acceptable margins; our reliance on several large customers; our ability to negotiate and enter into acceptable contract terms with our suppliers; our ability to attract and retain qualified management and other personnel; competition in the industry in which we do business; failure of the third-party communications networks on which we depend; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which we are engaged; our ability to maintain our databases, management systems and other intellectual property; our ability to maintain adequate liquidity and produce sufficient cash flow to fund our capital expenditures and debt service; technological developments and changes in the industry; our ability to complete acquisitions or divestitures and to integrate any business or operation acquired; our ability to overcome significant operating losses; and general economic conditions.  Additional information concerning these and other important factors can be found under the heading "Risk Factors" in GTT's annual and quarterly reports filed with the Securities and Exchange Commission including, but not limited to, its Annual Report on Form 10-K.  Statements in this release should be evaluated in light of these important factors.

Global Telecom & Technology, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(Amounts in thousands, except for share and per share data)

Global Telecom & Technology, Inc.
Condensed Consolidated Balance Sheets
(Amounts in thousands, except for share and per share data)

ANNEX A:  Non-GAAP Financial Information

Adjusted EBITDA

Adjusted EBITDA represents operating income before depreciation and amortization on a non-GAAP (accounting principles generally accepted in the United States of America) combined basis for the periods presented, and adjusted to exclude certain one-time expenses including costs associated with employee terminations and other non-recurring items and non-cash compensation.  GTT presents Adjusted EBITDA as a supplemental measure of GTT’s performance.  GTT also presents Adjusted EBITDA because GTT believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in its industry and in measuring the ability of issuers to meet debt service obligations.

In evaluating Adjusted EBITDA, you should be aware that in the future GTT may incur expenses similar to the adjustments in this presentation.  GTT’s presentation of Adjusted EBITDA should not be construed as an inference that GTT’s future results will be unaffected by unusual or non-recurring items.  Adjusted EBITDA is not a measurement of GTT’s financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP.

The following is a reconciliation of Adjusted EBITDA to operating income (amounts in thousands):

For GTT media inquiries, please contact:
Michelle Reilly
1.703.442.5582
michelle.reilly@gt-t.net

For GTT investor relations inquiries, please contact:
Eric Swank
Chief Financial Officer
1.703.442.5500
eric.swank@gt-t.net

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